                                                                    Exhibit 10.6

                               CEPTOR CORPORATION

                               2004 INCENTIVE PLAN

                           (Adopted December 9, 2004)

     1. PURPOSE OF THE PLAN.

        This 2004 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Ceptor  Corporation,  a Florida corporation (the "Company") and any subsidiary  of the Company,  within the meaning of Section  424(f) of the United
States  Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  persons of
training,   experience  and  ability,   to  attract  new  directors,   officers,
consultants,  advisors and employees whose services are considered valuable,  to encourage the sense of  proprietorship  and to stimulate the active  interest of such persons in the  development  and  financial  success of the Company and its
Subsidiaries.

        It is further intended that certain options granted pursuant to the Plan shall  constitute  incentive  stock options within the meaning of Section 422 of the Code (the "Incentive  Options") while certain other options granted pursuant to the Plan shall be nonqualified  stock options (the  "Nonqualified  Options").
Incentive  Options  and  Nonqualified   Options  are  hereinafter   referred  to
collectively as "Options." The terms, provisions,  conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

     2. ADMINISTRATION OF THE PLAN.

        The Board of Directors of the Company (the "Board") may  administer  the
Plan directly or appoint and maintain as  administrator  of the Plan a Committee
(the  "Committee")  consisting of two or more  directors that shall serve at the pleasure of the Board. The Committee,  subject to Sections 3 and 5 hereof, shall have full power and authority to designate  recipients of Options and restricted stock  ("Restricted  Stock") and to determine  the terms and  conditions  of the respective  Option and  Restricted  Stock (which need not be  identical)  and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

        Subject to the provisions of the Plan, the Committee shall interpret the
Plan and all Options and  Restricted  Stock granted  under the Plan,  shall make such  rules as it deems  necessary  for the proper  administration  of the Plan,
shall  make  all  other   determinations   necessary   or   advisable   for  the
administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been

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made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

        In the event that for any reason the  Committee  is unable to act, or if there shall be no such  Committee,  then the Plan shall be  administered  by the
Board,  and  references  herein to the Committee  (except in the proviso to this sentence) shall be deemed to be references to the Board.

     3. DESIGNATION OF OPTIONEES AND GRANTEES.

        The persons  eligible for  participation  in the Plan as  recipients  of
Options (the  "Optionees") or Restricted Stock (the "Grantees" and together with
Optionees,  the "Participants") shall include directors,  officers and employees of, and  subject  to their  meeting  the  eligibility  requirements  of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), consultants,  vendors,  joint venture partners,  and advisors to, the Company or any subsidiary; provided that Incentive Options may only be granted to employees of the Company and the subsidiaries. In selecting Optionees and Grantees, and in determining  the  number  of  shares to be  covered  by each  Option or share of
Restricted  Stock  granted to Optionees or Grantees,  the Committee may consider any  factors it deems  relevant,  including  without  limitation,  the office or position  held  by  the  Optionee  or  Grantee  or  the  Optionee  or  Grantee's
relationship to the Company,  the Optionee or Grantee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the  Optionee or  Grantee's  length of service,  promotions  and  potential.  An
Optionee or Grantee who has been granted an Option or Restricted Stock hereunder may be granted an  additional  Option or  Options,  or  Restricted  Stock if the
Committee shall so determine.  William Pursley, Chairman and CEO of the Company,
shall not be eligible for awards under the Plan prior to April 1, 2005.

     4. STOCK RESERVED FOR THE PLAN.

        Subject  to  adjustment  as  provided  in  Section 8 hereof,  a total of
2,268,377 shares of the Company's Common Stock, $0.0001 par value per share (the
"Stock"),  shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the  purposes of the Plan,  but until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option or  Restricted  Stock  expire or be  canceled  prior to its  exercise  or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted  Stock be reduced for any reason,  the shares of Stock  theretofore  subject to such Option or  Restricted
Stock may be  subject  to future  Options  under the  Plan,  except  where  such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

     5. TERMS AND CONDITIONS OF OPTIONS.

        Options  granted  under  the Plan  shall  be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The purchase price of each share of Stock  purchasable under an Incentive  Option shall be  determined  by the Committee at the time of grant,  but shall not be less than  100% of the Fair  Market  Value (as  defined below)  of such  share of Stock on the date the  Option  is  granted;  PROVIDED,
HOWEVER, that with respect to an Optionee who, at the time such Incentive Option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary,  the purchase price per share of Stock shall be at least 110%
of the Fair Market  Value per share of Stock on the date of grant.  The exercise price for each Option  shall be subject to  adjustment  as provided in Section 8 below.  "Fair Market  Value" means the price as determined by the Committee in a manner consistent with the provisions of the Code.

        (b)  OPTION  TERM.  The  term of  each  Option  shall  be  fixed  by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

        (c)  EXERCISABILITY.  Subject to Section 5(k) hereof,  Options  shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee at the time of grant.

        Upon the occurrence of a "Change in Control" (as  hereinafter  defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

        For  purposes of the Plan,  a Change in Control  shall be deemed to have occurred if:

             (i) a tender offer (or series of related  offers) shall be made and consummated for the ownership of 50% or more of the  outstanding  voting securities of the Company,  unless as a result of such tender offer more than  50% of the  outstanding  voting  securities  of the  surviving  or
        resulting   corporation   shall  be  owned  in  the   aggregate  by  the

        stockholders  of the  Company (as of the time  immediately  prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

             (ii) the  Company  shall be merged  or  consolidated  with  another corporation,  unless as a result of such  merger or  consolidation  more than  50% of the  outstanding  voting  securities  of the  surviving  or
        resulting   corporation   shall  be  owned  in  the   aggregate  by  the
        stockholders  of the Company (as of the time  immediately  prior to such
        transaction),   any  employee   benefit  plan  of  the  Company  or  its
        Subsidiaries, and their affiliates;

             (iii) the  Company  shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such  assets  shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction),  any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

             (iv) a Person (as defined  below) shall  acquire 50% or more of the
        outstanding   voting  securities  of  the  Company  (whether   directly,
        indirectly,  beneficially  or of  record),  unless  as a result  of such acquisition  more than 50% of the outstanding  voting  securities of the surviving or resulting  corporation  shall be owned in the  aggregate by the stockholders of the Company (as of the time immediately prior to the first  acquisition  of such  securities  by such  Person),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

        For purposes of this Section 5(c),  ownership of voting securities shall take into  account and shall  include  ownership as  determined  by applying the provisions  of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the
Securities  Exchange Act of 1934, as amended (the "Exchange  Act"). In addition, for such purposes,  "Person" shall have the meaning given in Section  3(a)(9) of the  Exchange  Act, as modified  and used in Sections  13(d) and 14(d)  thereof;
however,  a Person shall not include (A) the Company or any of its Subsidiaries;
(B) a trustee or other fiduciary  holding  securities  under an employee benefit plan of the Company or any of its Subsidiaries;  (C) an underwriter  temporarily holding  securities  pursuant  to an  offering  of  such  securities;  or  (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

        (d) METHOD OF EXERCISE.  Options to the extent then  exercisable  may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon exercise of an Option at such time as the Optionee (i) has given written  notice of  exercise  and has paid in full for such  shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

        (e) NON-TRANSFERABILITY.

              (i) Except as  provided  in Section  5(e)(ii)  hereof,  during the lifetime of an Optionee,  only the  Optionee  (or, in the event of legal
        incapacity   or   incompetence,   the   Optionee's   guardian  or  legal
        representative)  may  exercise an Option.  Except as provided in Section
        5(e)(ii)  hereof,  no Option shall be assignable or  transferable by the
        Optionee  to  whom it is  granted,  other  than  by will or the  laws of descent and distribution.

              (ii) A Optionee  may  Transfer  (as  defined in Section  5(e)(iii)
        below) all or part of an Option that is not an Incentive Stock Option by gift or domestic relations order to any "family member" (as that term is defined under Rule  701(c)(3) of the  Securities  Act, as amended or any successor  provision  of  law);  provided,  that (x)  there  shall be no consideration  for any such  Transfer  and (y)  subsequent  Transfers of transferred  Options shall be prohibited except those made in accordance with  this  Section  5(e)(ii)  or by will or the  laws  of  descent  and distribution  and otherwise in compliance with  applicable U.S.  federal and state and foreign securities laws.  Following any permitted Transfer hereunder,  any  transferred  Option shall continue to be subject to the same terms and conditions as were applicable  immediately  prior to such
        Transfer,  provided that for purposes of this Section  5(e)(ii) the term
        "Optionee" shall be deemed to refer to the transferee and the transferee shall agree to be bound by the terms and  conditions  of the Options and this  Plan.  The  events  of  termination  of the  employment  or  other relationship  of Section 5(i) hereof  shall  continue to be applied with respect to the original  Optionee,  following  which the Option shall be exercisable  by the  transferee  only to the extent and for the  periods specified in Section 5(g), 5(h), 5(i), or 5(j) hereof.

              (iii)  Except  pursuant to the laws of descent  and  distribution,
        Optionee  shall not sell or in any other way,  directly  or  indirectly, transfer, assign,  distribute,  pledge,  hypothecate,  encumber, gift or otherwise  alienate or dispose of  (collectively,  "Transfer") any Stock issued  pursuant  to the  exercise  of an Option  (whether  now owned or hereafter acquired pursuant to such exercise),  or any right or interest therein,  whether  voluntarily  or  involuntarily,  by operation of law, court order, foreclosure, marital property division or otherwise, except
        (a) in compliance with all applicable U.S. federal and state and foreign securities  laws  and (b)  with  the  written  consent  of the  Company.
        Notwithstanding  the foregoing,  the Optionee may Transfer such Stock by gift or domestic relations order to any "family member" (as that term is defined under Rule 701(c)(3) of the Securities Act, as amended from time to time) without obtaining the written consent of the Company; provided, that (i) such Transfer shall be in compliance  with all applicable  U.S.
        federal and state and foreign  securities  laws;  (ii) there shall be no consideration  for any such  Transfer;  and (iii) the  transferee  shall agree not to Transfer such Stock except in accordance  with this Section
        5(e)(iii).  Any  attempted  Transfer of Stock  acquired  pursuant to the exercise  of an Option that is not  permitted  in  accordance  with this
        Section  5(e)(iii)  shall be void and of no further force and effect and shall not be registered on the books of the Company.  The  provisions of this Section  5(e)(iii)  will be of no further  force or effect upon the earlier  of:  (x) the first  date on which  Shares are held of record by more than five hundred (500) persons and are  registered  pursuant to an effective registration statement filed with the United States Securities and  Exchange  Commission;  (y) the  consummation  of a firm  commitment underwritten  public  offering,  pursuant to an  effective  registration statement under the Securities Act, as amended from time to time; or (z)
        a sale of the  Company  to,  or merger of the  Company  with,  a company subject to the  reporting  requirements  of the Exchange Act, as amended from time to time.

        (f) NO RIGHTS AS A STOCKHOLDER.  No Optionee (or other person having the right to exercise such award) shall have any of the rights of a  stockholder  of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise  provided herein, no adjustment shall be made for dividends, distributions or other rights
(whether  ordinary or  extraordinary,  and whether in cash,  securities or other property) for which the record date is prior to the date such stock  certificate is issued.

        (g) TERMINATION BY DEATH. Unless otherwise  determined by the Committee, if any  Optionee's  employment  with or service to the Company or any Subsidiary terminates by reason of death,  the Option may  thereafter be exercised,  to the extent then  exercisable  (or on such  accelerated  basis as the Committee shall determine at or after grant),  by the legal  representative  of the estate or by the legatee of the Optionee under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

        (h) TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee,  if any Optionee's  employment  with or service to the Company or any  Subsidiary  terminates  by reason of total and  permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after 90 days after the date of such  termination  of  employment  or service or the expiration of the stated term of such Option, whichever period is shorter;  PROVIDED,  HOWEVER,  that,  if the  Optionee  dies  within such 90-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such
Option, whichever period is shorter.

        (i) TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee,  if any Optionee's  employment  with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised after 90 days after the date of such  termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the Optionee dies within such 90-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such
Option, whichever period is shorter.

        For  purposes of this  paragraph  (i),  "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

        (j) OTHER TERMINATION.  Unless otherwise determined by the Committee, if any  Optionee's  employment  with or  service to the  Company or any  Subsidiary terminates  for any  reason  other  than  death,  Disability  or Normal or Early
Retirement, the Option shall thereupon terminate, except that the portion of any
Option that was  exercisable  on the date of such  termination  of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such  Option's  term if the  Optionee's  employment or service with  the  Company  or any  Subsidiary  is  terminated  by the  Company  or such
Subsidiary  without cause (the  determination as to whether  termination was for cause to be made by the Committee).  The transfer of an Optionee from the employ of or service to the  Company  to the employ of or service to a  Subsidiary,  or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

        (k) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market Value, determined  as of the date the Incentive  Option is granted,  of Stock for which
Incentive  Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

        (l) INCENTIVE  OPTION SHARES.  A grant of an Incentive Option under this
Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll  (employment)  tax required to be withheld,  and (b) if the Optionee  makes a  disposition,  within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder,  of any share or shares of Stock issued to him upon  exercise of an Incentive  Option  granted under the Plan within the two-year  period  commencing on the day after the date of the grant of such Incentive Option or within a one-year period  commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise  of  such  Incentive  Option,  he  shall,  within  10 days  after  such disposition,  notify the Company thereof and immediately  deliver to the Company any amount of United  States  federal,  state and local  income tax  withholding required by law.

     6.  TERMS AND CONDITIONS OF RESTRICTED STOCK.

         Restricted  Stock may be  granted  under this Plan  aside  from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

         (a)  GRANTEE  RIGHTS.  A  Grantee  shall  have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

         (b) ISSUANCE OF CERTIFICATES.  The Company shall issue in the Grantee's name a certificate  or  certificates  for the shares of Common Stock  associated with the award promptly after the Grantee accepts such award.

         (c)  DELIVERY  OF   CERTIFICATES.   Unless  otherwise   provided,   any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

         (d) FORFEITABILITY,  NON-TRANSFERABILITY OF RESTRICTED STOCK. Shares of
Restricted  Stock are forfeitable  until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable  until the date on which the Committee has specified such  restrictions has lapsed.  Unless otherwise  provided,  distributions  in the form of  dividends  or  otherwise of additional  shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

         (e) CHANGE OF CONTROL.  Upon the occurrence of a Change in Control, the
Committee may accelerate the vesting of outstanding  Restricted  Stock, in whole or in part, as determined by the Committee in its sole discretion.

         (f) TERMINATION OF EMPLOYMENT. In the event the Grantee ceases to be an employee  or  otherwise  associated  with the  Company  with the  consent of the
Committee, or upon his death, Retirement or disability, the restrictions imposed under  this  Section  6 shall  lapse  with  respect  to such  number  of  shares theretofore  awarded to him as shall be determined by the Committee,  but, in no event,  less than a number equal to the product of (i) a fraction the  numerator of which is the number of completed  months  elapsed  after the date of award of the  Restricted  Stock  to the  Grantee  to the  date  of  termination  and  the denominator of which is the number of months in the Restriction  Period and (ii)
the  number of shares of  Restricted  Stock.  As to any  Restricted  Stock  then remaining, all such Restricted Stock shall be forfeited.

         In  the  event  the  Grantee  ceases  to be an  employee  or  otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore  awarded  to him which are still  subject to  restrictions  shall be forfeited  and the  Company  shall have the right to  complete  the blank  stock power; PROVIDED,  HOWEVER, that the Committee may provide, by rule or regulation or in any Award agreement that restrictions or forfeiture conditions relating to shares of  Restricted  Stock  will be waived in whole or in part in the event of termination  resulting  from  specified  causes,  and the Committee may in other cases waive in whole or in part restrictions or forfeiture  conditions  relating to Restricted Stock.

     7.  TERM OF PLAN.

         No Option or Restricted  Stock shall be granted pursuant to the Plan on the date which is ten years from the  effective  date of the Plan,  but  Options theretofore granted may extend beyond that date.

     8.  Capital Change of the Company.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.  Appropriate  adjustments  shall also be made in the case of outstanding Restricted Stock granted under the Plan.

     9.  PURCHASE FOR INVESTMENT.

         Unless the Options and shares covered by the Plan have been  registered under the Securities Act, or the Company has determined  that such  registration is unnecessary,  each person exercising or receiving Options or Restricted Stock under  the Plan may be  required  by the  Company  to give a  representation  in writing that he is acquiring the  securities  for his own account for investment and not with a view to, or for sale in connection  with, the distribution of any part thereof.

     10. TAXES.

         (a) The Company may make such  provisions  as it may deem  appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

         (b) If any Grantee,  in connection  with the  acquisition of Restricted
Stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  Grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

         (c) If any Grantee shall make any disposition of shares of Stock issued pursuant  to  the  exercise  of an  Incentive  Option  under  the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within
10 days hereof.

     11. FORM OF PAYMENT UNDER AWARDS.

         Subject to the terms of the Plan and any  applicable  Award  agreement, payments or transfers to be made by the Company upon the grant or exercise of an
Award may be made in such forms as the Committee shall determine at or after the time of grant,  including,  without limitation,  cash, shares,  other Awards, or other property,  or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with  rules  and  procedures  established  by  the  Committee.  Such  rules  and procedures  may  include,  without  limitation,  provisions  for the  payment or crediting of  reasonable  interest on  installment  or deferred  payments or the grant or crediting in respect of installment or deferred payments denominated in shares.

     12. CONDITIONS ON AWARDS.

         In the event that the  employment  of a Grantee  holding  any Option or
Restricted  Stock  under  the  Plan  shall  terminate  with the  consent  of the
Committee  or by  reason  of  retirement  or  disability,  the  rights  of  such
Participant  to any such Option,  or shares  shall be subject to the  conditions that until any such Option is exercised, or any such Restricted Stock is earned, he shall  (i) not  engage,  either  directly  or  indirectly,  in any  manner or capacity as advisor,  principal,  agent, partner, officer,  director,  employee, member of any association or otherwise,  in any business or activity which is at the time competitive with any business or activity  conducted by the Company and
(ii)  be  available,  unless  he  shall  have  died,  at  reasonable  times  for consultations at the request of the Company's  management with respect to phases of the business with which he was actively connected during his employment,  but such  consultations  shall not (except in the case of a Participant whose active service was outside of the United  States of America) or during  usual  vacation periods or periods of illness or other  incapacity.  In the event that either of the above  conditions is not  fulfilled or the Optionee or Grantee  breaches any agreement with the company,  then all rights to any unexercised option or shares held as of the date of the breach of condition  shall be  immediately  forfeited and such option shall expire and Restricted  Stock  cancelled or reverted to the
Company or grantor of such option or shares in  accordance  with its terms.  Any determination by the Committee,  which shall act upon the  recommendation of the
Chairman,  that the Participant is, or has, engaged in a competitive business or activity as aforesaid or has not been  available for  consultations  or breached any agreement as aforesaid shall be conclusive.

         In  the  event  of any  conduct  by  Grantee  in  contravention  of any non-compete,  non-raid of employees,  customers or suppliers or  confidentiality clause of any agreement or understanding  with Grantee,  or a material breach of
the  policy  of  the  Company  with  respect  to  trade  secrets,   confidential
information,  competition  or other terms or  conditions  of employment or other
willful  misconduct  or  disparaging   remarks   concerning  the  Company,   all
obligations  of the Company to issue  shares upon the exercise of any Option and any  Restricted  Stock  shall  immediately  terminate  and any  such  Option  or

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Restricted  Stock shall be  canceled  and  forfeited  and shall be of no further force and effect.

     13. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of December 9, 2004 and shall  terminate
November 30, 2014; PROVIDED,  HOWEVER, that the Plan has heretofer been approved by majority vote of the Company's stockholders.

     14. AMENDMENT AND TERMINATION.

         The Board may amend,  suspend,  or terminate  the Plan,  except that no amendment  shall be made that would impair the rights of any Optionee or Grantee under any Option or Restricted Stock theretofore granted without the Optionee or
Grantee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

         (a)  materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

         (b)  materially  increase  the  benefits  accruing to the  Optionees or
Grantees under the Plan;

         (c)  materially   modify  the   requirements   as  to  eligibility  for
participation in the Plan;

         (d)  decrease the  exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 80% of the Fair Market
Value per share of Stock on the date of grant thereof; or

         (e) extend the term of any Option  beyond that  provided for in Section
5(b).

         The  Committee  may amend,  suspend or terminate  the Plan or amend the terms of any Option or Restricted Stock  theretofore  granted,  prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee or
Grantee  without the  Optionee or  Grantee's  consent.  The  Committee  may also substitute  new Options or Restricted  Stock for previously  granted  Options or
Restricted  Stock including  options granted under other plans applicable to the participant  and previously  granted  Options having higher option prices,  upon such terms as the Committee may deem appropriate.

     15. GOVERNMENT REGULATIONS.

         The Plan,  and the grant and  exercise of Options or  Restricted  Stock hereunder,  and the  obligation of the Company to sell and deliver  shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

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     16. GENERAL PROVISIONS.

         (a) CERTIFICATES.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the  Committee  may deem  advisable  under  the  rules,  regulations  and  other requirements  of the Securities  and Exchange  Commission,  or other  securities commission having jurisdiction,  any applicable Federal or state securities law, any stock exchange or interdealer  quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) EMPLOYMENT MATTERS.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Optionee or Grantee of the Company or any  Subsidiary  any  right to  continued  employment  or,  in the case of an
Optionee or Grantee who is a director, continued service as a director, with the
Company or a  Subsidiary,  as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary to terminate the  employment of any of its  employees,  the service of any of its  directors or the retention of any of its consultants or advisors at any time.

         (c)  LIMITATION OF LIABILITY.  No member of the Board or the Committee, or any officer or  employee of the Company  acting on behalf of the Board or the
Committee,  shall  be  personally  liable  for  any  action,   determination  or
interpretation  taken or made in good  faith with  respect to the Plan,  and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

         (d) REGISTRATION OF STOCK.  Notwithstanding  any other provision in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities  laws any
Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such Option,  although the Company may in its sole  discretion  register such
Stock at such time as the Company  shall  determine.  If the Company  chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive legend restricting  the transfer or pledge of the Stock  represented  thereby,  and the
Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

     17. NON-UNIFORM DETERMINATIONS.

         The  Committee's  determinations  under  the Plan,  including,  without limitation,  (i) the  determination of the Participants to receive awards,  (ii)
the form,  amount and timing of such awards,  (iii) the terms and  provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be  made  by it  selectively  among  Participants  who  receive,  or who are

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eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

     18. GOVERNING LAW.

         The  validity,  construction,  and effect of the Plan and any rules and regulations  relating to the Plan shall be  determined  in  accordance  with the internal  laws of the State of Florida,  without  giving effect to principles of conflicts of laws, and applicable federal law.

                                CEPTOR CORPORATION
                                December 9, 2004

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